UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2013

The views and opinions in this report were current as of August 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated solid gains for the six months ended August 31, 2013. However, performance was somewhat choppy as optimism over resilient earnings and incremental economic improvements vied for investor attention with concerns about the potential for less accommodative U.S. monetary policy, slowing growth in key emerging markets, and renewed tensions in the Middle East. Long-term interest rates rose sharply during the period after the Federal Reserve signaled that it may begin tapering its asset-purchase program later in the year if the economy continues to improve as projected. Given the Fed’s ongoing manipulation of the fixed income markets, we continue to find that equities have more attractive valuations and long-term growth potential than fixed income alternatives.

As shown in the Performance Comparison table, the Tax-Efficient Equity Fund gained 9.61% in the six months ended August 31, 2013. The fund performed roughly in line with the Russell 3000 Growth Index for the period and modestly lagged the Lipper Multi-Cap Growth Funds Index. In terms of sector performance, health care, consumer discretionary, and financials posted the largest absolute gains, followed by energy, information technology, and industrials and business services. Utilities, consumer staples, and telecommunication services rose modestly, while materials lost ground. Stock selection was a slight drag on relative results, but this was offset by the positive impact from our sector weightings.

OUR INVESTMENT PHILOSOPHY

The fund’s investment philosophy remains consistent regardless of prevailing market conditions. Rather than attempt to time the market’s short-term cycles, ours is a long-term investment approach that looks for stocks in high-quality businesses selling at attractive valuations. Although relative performance can be bumpy, we believe that this steady approach never goes out of style and can add value over longer time periods. Our goal is to generate competitive pretax performance and superior after-tax results through a full capital market cycle.

  The fund invests in a broad range of mid- and large-cap companies with strong growth prospects and market-leading positions within their industries.

  In order to minimize taxable capital gain distributions and maximize after-tax returns, we plan to own our companies for the long haul, focusing on those with strong, sustainable market positions and high returns on capital. Several studies have shown that there is often a substantial difference between pretax and after-tax returns over longer time periods.

  We prefer to let our winners run. As a result, we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. As appropriate, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

  Because we believe successful market timing is virtually impossible, we typically maintain a low cash position and stay almost fully invested. Attempts to sell at the peak and buy at the bottom require an investor to make the right timing decision twice, complicating an already challenging task under any market conditions.

  Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

  We know that time and patience may be required for some of these investments to bear fruit. As a result, the fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds that are focused on pretax returns.

MARKET ENVIRONMENT

The U.S. economy grew at a moderate 2.5% pace in the second quarter of 2013, overcoming headwinds stemming from the higher tax rates and federal spending reductions that took effect in the first quarter. The housing recovery continued, manufacturing was resilient, inflation remained low, and employment growth maintained a moderate pace. To support the recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month to suppress longer-term rates.

However, investors were unnerved and stocks retreated in June after Federal Reserve Chairman Ben Bernanke indicated that the central bank may curtail its asset-purchase program later this year if the economy evolves in line with the central bank’s projections. Despite reasonably solid economic fundamentals, markets were rattled again in August due to concerns that Fed tapering could begin sooner rather than later.

As measured by various Russell indexes, growth stocks outpaced value shares across all market capitalizations in the last six months. Among S&P 500 Index sectors, consumer discretionary, health care, and financials posted the largest gains. Industrials and business services and information technology trailed the broader market by slim margins. Materials, energy, and consumer staples posted modest gains, while utilities and telecommunication services barely edged into positive territory for the period.

In our last shareholder letter six months ago, we suggested that investors were poised to reembrace risk in a significant way. Our beliefs were validated over the reporting period as investors shifted to a risk-seeking posture, evidenced in strong equity returns and sizable losses in many long-duration fixed income investments. Significantly, the most volatile stocks and those with the highest earnings growth expectations saw the best performance. In light of the modest U.S. economic recovery, companies with particularly strong growth prospects have been hard to find, and valuations have risen markedly for those that have been identified. As a result, our relative performance has suffered because our fund is managed more conservatively than many other growth funds. Over a full market cycle, however, we expect that our after-tax performance will be highly competitive with our peers.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and outperforms during more challenging periods.

  Tax-Efficiency Ratio: The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our 100% tax-efficiency ratio reflects that the fund has made no capital gain distributions since its inception on December 29, 2000.

  Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than that of the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 14.5% exceeds the 13.2% index rate, while our historical earnings growth rate over the last five years was 16.0% versus 12.8% for the index.

  Return on Equity (ROE): The fund’s 12-month return on equity at the end of our reporting period was 19.3%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

  Market Capitalization: The fund’s investment-weighted median market capitalization was $17.1 billion versus $42.8 billion for the index, reflecting the fund’s greater exposure to mid-cap companies and its broad diversification. The fund held shares in approximately 325 companies at the end of our reporting period. Although diversification cannot guarantee a profit or protect against loss in a declining market, it may help to lower a portfolio’s volatility versus a more concentrated strategy.

PERFORMANCE REVIEW

At the end of the reporting period, the fund’s largest sector allocations were information technology, consumer discretionary, health care, and industrials and business services. Our smallest allocations were to materials, telecommunication services, and utilities—sectors that traditionally do not have many of the growth-oriented stocks favored by our investment approach. Health care, industrials and business services, telecommunication services, and consumer discretionary were our largest overweight allocations versus the benchmark Russell 3000 Growth Index, while consumer staples, information technology, and financials were our largest underweights.

Health care was the fund’s top-performing sector in absolute terms over the past six months. Stock selection and an overweight position helped results versus the Russell 3000 Growth Index. Health care remains a challenging sector in which to invest, given that innovation is difficult, expensive, and increasingly unaffordable. Still, the sector features some good long-term investment opportunities. For several years, we have focused on promising biotech companies rather than large-cap pharmaceutical firms. Our approach reaped benefits over the past year as biotech stocks contributed some of the fund’s biggest gains. Regeneron Pharmaceuticals was the fund’s top overall contributor due to the continued success of Eylea, the company’s macular degeneration drug. Alexion Pharmaceuticals, ONYX Pharmaceuticals, and Pharmacyclics were also strong performers in the biotechnology industry. Health care providers and services stocks are another area of focus for the fund that experienced solid gains, led by insurer UnitedHealth Group, as well as drug distributors AmerisourceBergen and McKesson. Providers and service companies continue to be an area of focus due to favorable demographic trends and growing demand for health care services. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consumer discretionary was another of our better-performing sectors for the six-month period. Stock selection had little net impact on relative results, but a modest overweight proved beneficial. Although the ongoing economic recovery in the U.S. has been modest, it provided a tailwind for many companies in the sector and benefited a number of retailers, media companies, hotels, and restaurant operators with good business models, excellent cash flow, and other favorable attributes. Internet retailers priceline.com, Amazon.com, and Netflix were among the fund’s top overall contributors. Specialty retailer L Brands, owner of Victoria’s Secret and Bath & Body Works, benefited from robust earnings and continues to enjoy good growth prospects in the U.S., as well as attractive expansion opportunities in international markets. Homebuilders Taylor Morrison Home and Toll Brothers weighed slightly on results. However, we remain optimistic about the long-term opportunities for both companies, which have excellent management teams and some of the largest, most attractive land banks in the industry.

Our holdings in the financials sector also generated solid absolute gains. Strong stock selection and a small underweight allocation helped results versus the benchmark. Our small position in the sector is focused on diversified financial services companies, capital markets firms, and insurance companies. Credit rating agency Moody’s and McGraw-Hill, owner of Standard & Poor’s, were solid contributors as the economic recovery contributed to renewed strength in capital markets, which also benefited asset managers BlackRock and Artisan Partners. Good equity market performance and increased trading activity boosted shares of E*Trade Financial and TD Ameritrade. Insurance stocks generated more modest gains, led by Arch Capital, Willis Group, and Brown & Brown.

The fund’s information technology stocks posted modest gains. Stock selection and a significant underweight allocation had little net impact versus the benchmark. However, IT remains our largest sector allocation due to the high number of companies with attractive long-term growth potential. We are broadly diversified in the sector, but we favor companies with strong business models in industries with high barriers to entry and lower risk of commoditization. Career networking site LinkedIn, social networking site Facebook, and search engine Google were among the fund’s top overall contributors. LinkedIn reported good earnings and should benefit from solid growth in its core business while pursuing a number of attractive expansion opportunities, including aggressive targeting of recent college graduates. Facebook delivered on a number of key metrics as revenues handily beat estimates, expenses were reduced, and user metrics steadily improved. We continue to be impressed with Google’s management team and are optimistic about ongoing efforts in mobile and video. We also saw some nice gains from our software stocks, led by NetSuite, ServiceNow, and Salesforce.com. We continued to trim our position in Apple as the company deals with a challenging competitive environment, and as a result, the company is no longer among our 25 largest holdings. Most remaining tech industries produced mild gains, but poor performance of F5 Networks and Aruba Networks weighed on the communications equipment industry amid heightened competitive pressures.

Our materials stocks declined as sluggish global economic growth weighed on demand. Stock selection detracted from results versus the benchmark. Our approach to the sector is to seek differentiated companies—primarily in the chemicals and metals and mining industries—that can add value to a commodity or are well positioned for the long term. A few of our chemical companies performed reasonably well, including Sherwin-Williams, PPG Industries, and Praxair. However, many of our metals and mining stocks fared poorly due to sharp declines in metals prices due to slowing growth in resource-hungry China and other emerging markets. Walter Energy, BHP Billiton, and HudBay Minerals were among our weaker performers. Eldorado Gold was another significant detractor.

OUTLOOK

While capital markets have been volatile in recent months, our basic outlook has not changed significantly since our last report. We believe the current environment continues to provide patient investors who are willing to take prudent risks with a great opportunity to invest in equities for long-term capital growth. Consider the positives: The U.S. economy and corporate earnings are growing; the Federal Reserve is likely to keep short-term interest rates very low for the foreseeable future; and corporations have substantial cash reserves on their strong balance sheets and have generally been responsible stewards of capital. In addition, equity valuations remain generally attractive, and bond returns are likely to be negative. If interest rates continue rising as the economy recovers and investors abandon the fixed income markets due to mounting losses, it is likely that they will turn to equities for better long-term growth potential.

We continue to focus on the long term, investing in reasonably valued, high-quality mid- and large-cap stocks of companies that have sustainable competitive advantages and strong market positions. Our strategy may not be flashy, but its consistent application can help navigate through short-term market fluctuations and the latest investment fads to identify, buy, and hold attractive long-term opportunities.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Portfolio manager and chairman of the fund’s Investment
Advisory Committee.

September 17, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 8/31/13 |
|---|---|
| Google | 3.4% |
| Amazon.com | 2.8 |
| MasterCard | 1.8 |
| Visa | 1.6 |
| SBA Communications | 1.6 |
| Boeing | 1.6 |
| Crown Castle International | 1.6 |
| Philip Morris International | 1.5 |
| priceline.com | 1.5 |
| Regeneron Pharmaceuticals | 1.4 |
| Union Pacific | 1.4 |
| UnitedHealth Group | 1.2 |
| Precision Castparts | 1.2 |
| Biogen Idec | 1.1 |
| Home Depot | 1.1 |
| Kansas City Southern | 1.0 |
| Qualcomm | 1.0 |
| Coca-Cola | 1.0 |
| eBay | 1.0 |
| McKesson | 1.0 |
| Monsanto | 0.9 |
| AmerisourceBergen | 0.9 |
| LinkedIn | 0.9 |
| Accenture | 0.9 |
| United Parcel Service | 0.9 |
| Total | 34.3% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 8/31/13.

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Regeneron Pharmaceuticals | 8¢ | Sociedad Quimica y Minera de Chile* | -3¢ |
| Boeing | 8 | Philip Morris International | -2 |
| priceline.com | 7 | eBay | -2 |
| UnitedHealth Group | 6 | Broadcom | -1 |
| MasterCard | 5 | Intuitive Surgical | -1 |
| LinkedIn | 5 | Trimble Navigation | -1 |
| Facebook | 4 | Tesoro | -1 |
| Google | 3 | ARM Holdings | -1 |
| AmerisourceBergen | 3 | Fastenal | -1 |
| Starbucks | 3 | BHP Billiton* | -1 |
| Total | 52¢ | Total | -14¢ |

12 Months Ended 8/31/13.

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Google | 12¢ | Apple | -21¢ |
| Regeneron Pharmaceuticals | 10 | Sociedad Quimica y Minera de Chile* | -4 |
| MasterCard | 10 | TIBCO Software | -3 |
| priceline.com | 10 | Teradata | -2 |
| Boeing | 9 | Eldorado Gold* | -2 |
| LinkedIn | 8 | Broadcom | -2 |
| Visa | 8 | Skyworks Solutions | -1 |
| AmerisourceBergen | 6 | Red Hat | -1 |
| UnitedHealth Group | 6 | Nuance Communications* | -1 |
| Union Pacific | 6 | Intuitive Surgical | -1 |
| Total | 85¢ | Total | -38¢ |

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

## Quarter-End Returns

| Periods Ended 6/30/13 | 1 Year | 5 Years | 10 Years |
|---|---|---|---|
| Tax-Efficient Equity Fund | 17.62% | 6.01% | 7.91% |
| After Taxes on Distributions | 17.56 | 5.99 | 7.90 |
| After Taxes on Distributions and Sale of Fund Shares | 10.07 | 4.71 | 6.46 |

*Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of the fund's 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.*

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gain effective in 2003. During periods when the fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The fund's past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

## Expense Ratio

| | |
|---|---|
| Tax-Efficient Equity Fund | *0.98%* |

The expense ratio shown is as of the fund's fiscal year ended 2/28/13. This number may vary from the expense ratios shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses, but does not include fee or expense waivers.

Unaudited

Financial Highlights

For a share outstanding throughout each period

| | 6 Months Ended 8/31/13 | Year Ended 2/28/13 | 2/29/12 | 2/28/11 | 2/28/10 | 2/28/09 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 16.24 | $ 14.98 | $ 14.23 | $ 11.07 | $ 7.01 | $ 12.53 |
| Investment activities | | | | | | |
| Net investment income (loss)[1] | 0.02 | 0.05 | 0.02 | 0.01 | 0.01[2] | (0.03)[2] |
| Net realized and unrealized gain / loss | 1.54 | 1.26 | 0.76 | 3.17 | 4.05 | (5.49) |
| Total from investment activities | 1.56 | 1.31 | 0.78 | 3.18 | 4.06 | (5.52) |
| Distributions | | | | | | |
| Net investment income | – | (0.05) | (0.03) | (0.02) | – | – |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 17.80** | **$ 16.24** | **$ 14.98** | **$ 14.23** | **$ 11.07** | **$ 7.01** |
| **Ratios/Supplemental Data** | | | | | | |
| **Total return[3]** | **9.61%** | **8.77%** | **5.47%** | **28.75%** | **57.92%[2]** | **(44.05)%[2]** |
| Ratio of total expenses to average net assets | 0.90%[4] | 0.98% | 1.03% | 1.22% | 1.25%[2] | 1.25%[2] |
| Ratio of net investment income (loss) to average net assets | 0.25%[4] | 0.33% | 0.16% | 0.10% | 0.10%[2] | (0.29)%[2] |
| Portfolio turnover rate | 9.6% | 28.9% | 25.1% | 38.7% | 67.6% | 35.5% |
| Net assets, end of period (in thousands) | $ 120,067 | $ 107,129 | $ 93,756 | $ 89,862 | $ 72,108 | $ 22,309 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 99.5%** | | |
| **CONSUMER DISCRETIONARY 20.5%** | | |
| **Auto Components 0.5%** | | |
| Delphi Automotive | 5,100 | 281 |
| Gentex | 4,700 | 106 |
| TRW (1) | 3,200 | 221 |
| | | 608 |
| **Diversified Consumer Services 0.1%** | | |
| Sotheby's | 2,900 | 134 |
| | | 134 |
| **Hotels, Restaurants & Leisure 4.0%** | | |
| Bloomin Brands (1) | 7,900 | 178 |
| Brinker | 3,100 | 124 |
| Chipotle Mexican Grill (1) | 1,400 | 571 |
| Choice Hotels International | 3,700 | 142 |
| Marriott, Class A | 10,907 | 436 |
| McDonald's | 2,600 | 245 |
| Norwegian Cruise Line Holdings (1) | 900 | 28 |
| Panera Bread, Class A (1) | 900 | 148 |
| Royal Caribbean Cruises | 3,300 | 121 |
| Starbucks | 13,000 | 917 |
| Starwood Hotels & Resorts Worldwide | 7,800 | 499 |
| Tim Hortons | 4,200 | 230 |
| Wynn Resorts | 4,000 | 564 |
| Yum! Brands | 8,800 | 616 |
| | | 4,819 |
| **Household Durables 0.2%** | | |
| Taylor Morrison Home, Class A (1) | 3,300 | 68 |
| Toll Brothers (1) | 4,000 | 123 |
| | | 191 |
| **Internet & Catalog Retail 5.6%** | | |
| Amazon.com (1) | 12,000 | 3,372 |

| | | |
|---|---|---|
| Groupon (1) | 12,000 | 122 |
| Liberty Interactive, Class A (1) | 19,100 | 431 |
| Netflix (1) | 2,600 | 738 |
| priceline.com (1) | 1,900 | 1,783 |
| TripAdvisor (1) | 3,000 | 222 |
| | | 6,668 |
| **Leisure Equipment & Products 0.2%** | | |
| Mattel | 6,700 | 271 |
| | | 271 |
| **Media 1.8%** | | |
| Charter Communications, Class A (1) | 2,100 | 255 |
| Discovery Communications, Class C (1) | 8,500 | 605 |
| Interpublic Group | 7,200 | 113 |
| Madison Square Garden, Class A (1) | 2,750 | 160 |
| Omnicom | 9,200 | 558 |
| Walt Disney | 7,500 | 456 |
| | | 2,147 |
| **Multiline Retail 1.3%** | | |
| Dollar General (1) | 11,300 | 610 |
| Dollar Tree (1) | 14,900 | 785 |
| Kohl's | 2,500 | 128 |
| | | 1,523 |
| **Specialty Retail 5.3%** | | |
| AutoZone (1) | 800 | 336 |
| Bed Bath & Beyond (1) | 3,300 | 243 |
| CarMax (1) | 15,600 | 742 |
| Chico's | 7,100 | 111 |
| Dick's Sporting Goods | 2,600 | 121 |
| DSW, Class A | 1,000 | 86 |
| Gap | 2,300 | 93 |
| Guess | 1,300 | 40 |
| Home Depot | 17,100 | 1,274 |

| | | |
|---|---|---|
| L Brands | 11,600 | 665 |
| Men's Wearhouse | 2,500 | 94 |
| O'Reilly Automotive (1) | 5,400 | 663 |
| PetSmart | 2,400 | 169 |
| Ross Stores | 4,900 | 330 |
| Tiffany | 6,900 | 532 |
| TJX | 8,800 | 464 |
| TSC | 1,900 | 232 |
| Urban Outfitters (1) | 1,800 | 75 |
| Williams-Sonoma | 2,500 | 141 |
| | | 6,411 |
| **Textiles, Apparel & Luxury Goods 1.5%** | | |
| Fossil (1) | 4,500 | 522 |
| Lululemon Athletica (1)(2) | 6,900 | 489 |
| Michael Kors Holdings (1) | 1,200 | 89 |
| Nike, Class B | 11,600 | 729 |
| | | 1,829 |
| Total Consumer Discretionary | | 24,601 |
| **CONSUMER STAPLES 8.3%** | | |
| **Beverages 2.3%** | | |
| Beam | 1,800 | 113 |
| Brown-Forman, Class B | 2,425 | 162 |
| Coca-Cola | 31,600 | 1,207 |
| Diageo, ADR (2) | 6,000 | 736 |
| Dr Pepper Snapple | 4,200 | 188 |
| PepsiCo | 4,100 | 327 |
| | | 2,733 |
| **Food & Staples Retailing 0.9%** | | |
| CVS Caremark | 10,800 | 627 |
| Fresh Market (1) | 2,900 | 142 |
| Sprouts Farmers Market (1) | 600 | 22 |

| | | |
|---|---|---|
| Whole Foods Market | 5,400 | 285 |
| | | 1,076 |
| **Food Products 2.0%** | | |
| Campbell Soup | 2,200 | 95 |
| Flowers Foods | 8,250 | 171 |
| General Mills | 9,400 | 464 |
| Hershey Foods | 4,700 | 432 |
| J.M. Smucker | 1,000 | 106 |
| Kellogg | 2,500 | 152 |
| McCormick | 7,000 | 473 |
| Mead Johnson Nutrition, Class A | 7,500 | 563 |
| | | 2,456 |
| **Household Products 0.8%** | | |
| Church & Dwight | 3,500 | 208 |
| Clorox | 1,700 | 141 |
| Colgate-Palmolive | 3,800 | 219 |
| Procter & Gamble | 5,512 | 429 |
| | | 997 |
| **Tobacco 2.3%** | | |
| Lorillard | 20,500 | 867 |
| Philip Morris International | 22,300 | 1,861 |
| | | 2,728 |
| Total Consumer Staples | | 9,990 |
| **ENERGY 5.1%** | | |
| **Energy Equipment & Services 1.7%** | | |
| Cameron International (1) | 2,100 | 119 |
| Core Laboratories | 3,100 | 470 |
| Dresser-Rand Group (1) | 1,400 | 85 |
| Dril-Quip (1) | 1,000 | 102 |
| FMC Technologies (1) | 3,500 | 188 |
| Frank's International (1) | 5,200 | 144 |

| | | |
|---|---|---|
| National Oilwell Varco | 2,800 | 208 |
| Oceaneering International | 6,500 | 504 |
| Schlumberger | 2,900 | 235 |
| | | 2,055 |

**Oil, Gas & Consumable Fuels 3.4%**

| | | |
|---|---|---|
| Cabot Oil & Gas | 12,800 | 501 |
| Cimarex Energy | 3,500 | 293 |
| Concho Resources (1) | 4,800 | 463 |
| Continental Resources (1)(2) | 4,400 | 406 |
| Energy XXI Bermuda (2) | 3,000 | 80 |
| EQT | 2,500 | 214 |
| ExxonMobil | 2,200 | 192 |
| Pioneer Natural Resources | 5,000 | 875 |
| Range Resources | 7,500 | 562 |
| SM Energy | 1,700 | 116 |
| Southwestern Energy (1) | 2,700 | 103 |
| Tesoro Petroleum | 4,400 | 203 |
| | | 4,008 |
| Total Energy | | 6,063 |

**FINANCIALS 4.4%**

**Capital Markets 1.3%**

| | | |
|---|---|---|
| Artisan Partners Asset Management | 2,300 | 110 |
| BlackRock | 1,600 | 417 |
| E*TRADE Financial (1) | 11,000 | 155 |
| Invesco | 3,200 | 97 |
| Lazard, Partnership, Class A | 9,900 | 351 |
| Northern Trust | 4,600 | 252 |
| TD Ameritrade Holding | 7,600 | 195 |
| | | 1,577 |

**Commercial Banks 0.1%**

| | | |
|---|---|---|
| BankUnited | 2,300 | 68 |

| | | |
|---|---|---|
| SVB Financial Group (1) | 1,200 | 99 |
| | | 167 |
| **Diversified Financial Services 1.9%** | | |
| CBOE Holdings | 4,800 | 220 |
| CME Group | 3,810 | 271 |
| IntercontinentalExchange (1) | 2,800 | 503 |
| McGraw-Hill Financial | 10,200 | 596 |
| Moody's | 9,300 | 591 |
| MSCI, Class A (1) | 2,700 | 101 |
| | | 2,282 |
| **Insurance 0.9%** | | |
| Arch Capital Group (1) | 6,600 | 352 |
| Axis Capital Holdings | 2,200 | 95 |
| Brown & Brown | 4,800 | 149 |
| Fidelity National Financial | 4,000 | 95 |
| HCC Insurance Holdings | 1,500 | 63 |
| Progressive | 4,800 | 120 |
| RenaissanceRe Holdings | 1,000 | 87 |
| Willis Group Holdings | 2,000 | 83 |
| | | 1,044 |
| **Real Estate Management & Development 0.2%** | | |
| Forest City Enterprises, Class A (1) | 6,000 | 107 |
| Jones Lang LaSalle | 2,000 | 165 |
| | | 272 |
| Total Financials | | 5,342 |
| **HEALTH CARE 15.9%** | | |
| **Biotechnology 6.3%** | | |
| Alexion Pharmaceuticals (1) | 7,800 | 841 |
| Alkermes (1) | 5,200 | 165 |
| Alnylam Pharmaceuticals (1) | 2,000 | 104 |
| Ariad Pharmaceuticals (1) | 5,000 | 93 |

| | | |
|---|---|---|
| Biogen Idec (1) | 6,000 | 1,278 |
| BioMarin Pharmaceutical (1) | 8,500 | 556 |
| Cubist Pharmaceuticals (1) | 2,200 | 139 |
| Incyte (1) | 16,500 | 559 |
| Infinity Pharmaceuticals (1) | 3,000 | 56 |
| Medivation (1) | 2,100 | 119 |
| Myriad Genetics (1)(2) | 3,400 | 89 |
| ONYX Pharmaceuticals (1) | 2,000 | 247 |
| Pharmacyclics (1) | 8,600 | 959 |
| Regeneron Pharmaceuticals (1) | 6,900 | 1,672 |
| Vertex Pharmaceuticals (1) | 8,400 | 631 |
| | | 7,508 |
| **Health Care Equipment & Supplies 1.5%** | | |
| Baxter International | 3,500 | 243 |
| Becton, Dickinson & Company | 3,800 | 370 |
| C. R. Bard | 1,400 | 161 |
| DENTSPLY International | 3,300 | 139 |
| Edwards Lifesciences (1) | 1,200 | 84 |
| IDEXX Laboratories (1) | 4,100 | 385 |
| Intuitive Surgical (1) | 700 | 270 |
| Teleflex | 800 | 62 |
| Thoratec (1) | 1,600 | 57 |
| | | 1,771 |
| **Health Care Providers & Services 5.7%** | | |
| AmerisourceBergen | 19,500 | 1,110 |
| Catamaran (1) | 15,712 | 863 |
| Cigna | 1,300 | 102 |
| Community Health Systems | 2,000 | 79 |
| DaVita HealthCare Partners (1) | 1,700 | 183 |
| Envision Healthcare Holdings (1) | 3,600 | 94 |
| Express Scripts Holding (1) | 10,500 | 671 |
| Henry Schein (1) | 1,700 | 172 |
| Humana | 1,200 | 111 |

| | | |
|---|---|---|
| Laboratory Corporation of America (1) | 2,000 | 191 |
| McKesson | 9,400 | 1,141 |
| MEDNAX (1) | 1,900 | 185 |
| UnitedHealth Group | 20,200 | 1,449 |
| Universal Health Services | 2,100 | 142 |
| WellCare Health Plans (1) | 1,200 | 76 |
| WellPoint | 3,700 | 315 |
| | | 6,884 |
| **Health Care Technology 0.5%** | | |
| athenahealth (1)(2) | 1,000 | 106 |
| Cerner (1) | 10,400 | 479 |
| HMS Holdings (1) | 2,900 | 72 |
| | | 657 |
| **Life Sciences Tools & Services 0.7%** | | |
| Bruker (1) | 4,600 | 92 |
| Mettler-Toledo International (1) | 2,400 | 529 |
| Quintiles Transnational Holdings (1) | 2,300 | 100 |
| Waters (1) | 700 | 69 |
| | | 790 |
| **Pharmaceuticals 1.2%** | | |
| Hospira (1) | 2,000 | 78 |
| Jazz Pharmaceuticals (1) | 1,800 | 158 |
| Questcor Pharmaceuticals | 1,300 | 87 |
| Shire, ADR | 2,400 | 264 |
| Valeant Pharmaceuticals International (1) | 6,000 | 590 |
| Zoetis | 10,700 | 312 |
| | | 1,489 |
| Total Health Care | | 19,099 |
| **INDUSTRIALS & BUSINESS SERVICES 15.0%** | | |
| **Aerospace & Defense 3.4%** | | |
| Boeing | 18,500 | 1,923 |

| | | |
|---|---|---|
| Precision Castparts | 6,800 | 1,437 |
| Textron | 2,900 | 78 |
| Transdigm Group | 3,600 | 493 |
| Triumph Group | 1,200 | 86 |
| | | 4,017 |
| **Air Freight & Logistics 1.2%** | | |
| C.H. Robinson Worldwide | 1,000 | 57 |
| Expeditors International of Washington | 8,100 | 328 |
| UPS, Class B | 12,200 | 1,044 |
| | | 1,429 |
| **Airlines 0.8%** | | |
| Alaska Air Group | 3,000 | 170 |
| Copa Holdings | 4,700 | 615 |
| Southwest Airlines | 15,300 | 196 |
| | | 981 |
| **Building Products 0.3%** | | |
| Fortune Brands Home & Security | 10,800 | 398 |
| | | 398 |
| **Commercial Services & Supplies 1.0%** | | |
| Clean Harbors (1) | 1,000 | 57 |
| Copart (1) | 2,300 | 73 |
| IHS (1) | 5,900 | 632 |
| Stericycle (1) | 2,900 | 326 |
| Waste Connections | 3,650 | 155 |
| | | 1,243 |
| **Construction & Engineering 0.4%** | | |
| Fluor | 5,900 | 374 |
| Quanta Services (1) | 2,400 | 63 |
| | | 437 |
| **Electrical Equipment 0.8%** | | |
| AMETEK | 3,487 | 150 |

| | | |
|---|---|---|
| Babcock & Wilcox | 9,000 | 279 |
| Hubbell, Class B | 1,600 | 162 |
| Rockwell Automation | 600 | 58 |
| Roper Industries | 1,700 | 210 |
| Sensata Technologies Holding (1) | 2,800 | 105 |
| | | 964 |

**Machinery 2.4%**

| | | |
|---|---|---|
| Clarcor | 1,500 | 80 |
| Cummins | 3,500 | 431 |
| Deere | 3,300 | 276 |
| Donaldson | 10,100 | 356 |
| Flowserve | 8,000 | 446 |
| Graco | 1,500 | 104 |
| IDEX | 1,425 | 85 |
| Joy Global | 1,600 | 79 |
| Nordson | 1,500 | 100 |
| PACCAR | 1,500 | 81 |
| Pall | 2,400 | 166 |
| Rexnord (1) | 3,200 | 61 |
| Snap-On | 900 | 84 |
| Terex (1) | 3,000 | 87 |
| Valmont Industries | 1,200 | 162 |
| WABCO Holdings (1) | 1,600 | 125 |
| Wabtec | 3,400 | 199 |
| | | 2,922 |

**Professional Services 1.1%**

| | | |
|---|---|---|
| Dun & Bradstreet (2) | 700 | 70 |
| ManpowerGroup | 2,800 | 182 |
| Nielsen Holdings NV (2) | 3,800 | 131 |
| Robert Half International | 9,200 | 324 |
| Verisk Analytics, Class A (1) | 9,700 | 603 |
| | | 1,310 |

| | | |
|---|---|---|
| **Road & Rail 2.9%** | | |
| CSX | 10,400 | 256 |
| Hertz Global Holdings (1) | 5,000 | 120 |
| J.B. Hunt Transport Services | 2,100 | 151 |
| Kansas City Southern | 11,800 | 1,244 |
| Landstar System | 1,900 | 104 |
| Union Pacific | 10,700 | 1,643 |
| | | 3,518 |
| **Trading Companies & Distributors 0.7%** | | |
| Fastenal | 7,700 | 339 |
| W. W. Grainger | 2,000 | 494 |
| | | 833 |
| Total Industrials & Business Services | | 18,052 |
| **INFORMATION TECHNOLOGY 23.2%** | | |
| **Communications Equipment 1.5%** | | |
| Aruba Networks (1) | 3,000 | 50 |
| Ciena (1) | 3,000 | 60 |
| F5 Networks (1) | 1,600 | 133 |
| JDS Uniphase (1) | 7,000 | 90 |
| Juniper Networks (1) | 3,500 | 66 |
| Motorola Solutions | 2,500 | 140 |
| QUALCOMM | 18,400 | 1,220 |
| | | 1,759 |
| **Computers & Peripherals 1.6%** | | |
| 3-D Systems (1)(2) | 2,200 | 113 |
| Apple | 1,500 | 730 |
| EMC | 11,000 | 284 |
| NetApp | 10,400 | 432 |
| SanDisk | 6,000 | 331 |
| | | 1,890 |

| | | |
|---|---|---|
| **Electronic Equipment, Instruments & Components 0.7%** | | |
| Amphenol, Class A | 2,700 | 205 |
| FEI | 600 | 47 |
| IPG Photonics (2) | 1,600 | 86 |
| Jabil Circuit | 3,500 | 80 |
| National Instruments | 3,075 | 85 |
| Trimble Navigation (1) | 16,000 | 404 |
| | | 907 |
| **Internet Software & Services 7.1%** | | |
| Akamai Technologies (1) | 3,300 | 152 |
| Baidu, ADR (1) | 3,700 | 501 |
| Cornerstone OnDemand (1) | 2,000 | 103 |
| CoStar Group (1) | 800 | 119 |
| Dropbox, Acquisition Date: 5/1/12, Acquisition Cost $6 (1)(3)(4) | 700 | 7 |
| eBay (1) | 23,000 | 1,150 |
| Equinix (1) | 1,000 | 174 |
| Facebook (1) | 19,466 | 803 |
| Google, Class A (1) | 4,800 | 4,064 |
| LinkedIn (1) | 4,400 | 1,056 |
| Rackspace Hosting (1) | 2,300 | 103 |
| Sina (1) | 3,600 | 279 |
| | | 8,511 |
| **IT Services 5.6%** | | |
| Accenture, Class A | 14,600 | 1,055 |
| Alliance Data Systems (1)(2) | 2,700 | 529 |
| Cognizant Technology Solutions (1) | 3,200 | 235 |
| CoreLogic (1) | 3,900 | 100 |
| Gartner (1) | 4,900 | 284 |
| Genpact | 3,900 | 75 |
| MasterCard, Class A | 3,600 | 2,182 |
| Teradata (1) | 1,900 | 111 |
| Vantiv, Class A (1) | 7,200 | 190 |
| Visa, Class A | 11,300 | 1,971 |

| | | |
|---|---|---|
| Western Union | 3,600 | 63 |
| | | 6,795 |
| **Office Electronics 0.1%** | | |
| Zebra Technologies (1) | 1,600 | 73 |
| | | 73 |
| **Semiconductor & Semiconductor Equipment 2.3%** | | |
| Altera | 13,300 | 468 |
| Analog Devices | 2,100 | 97 |
| ARM Holdings, ADR | 22,700 | 920 |
| Broadcom, Class A | 2,700 | 68 |
| Linear Technology | 5,200 | 199 |
| Microchip Technology (2) | 8,900 | 345 |
| Skyworks Solutions (1) | 5,000 | 127 |
| Xilinx | 11,900 | 517 |
| | | 2,741 |
| **Software 4.3%** | | |
| Ansys (1) | 5,900 | 496 |
| Autodesk (1) | 4,300 | 158 |
| Check Point Software Technologies (1) | 1,600 | 90 |
| Citrix Systems (1) | 3,100 | 219 |
| Commvault Systems (1) | 2,100 | 176 |
| Concur Technologies (1)(2) | 2,500 | 244 |
| FactSet Research Systems (2) | 500 | 51 |
| Fortinet (1) | 2,600 | 52 |
| Guidewire Software (1) | 2,500 | 115 |
| Informatica (1) | 2,300 | 82 |
| Intuit | 7,900 | 502 |
| NetSuite (1) | 4,000 | 398 |
| Red Hat (1) | 11,800 | 596 |
| Salesforce.com (1) | 17,200 | 845 |
| ServiceNow (1) | 15,400 | 722 |
| Solera Holdings | 1,200 | 62 |
| Tableau Software (1) | 400 | 29 |

| | | |
|---|---|---|
| TIBCO Software (1) | 4,800 | 108 |
| Workday (1) | 2,529 | 183 |
| | | 5,128 |
| Total Information Technology | | 27,804 |
| **MATERIALS 3.8%** | | |
| **Chemicals 3.0%** | | |
| Air Products & Chemicals | 700 | 71 |
| Albemarle | 1,300 | 81 |
| Celanese, Series A | 3,900 | 192 |
| CF Industries | 900 | 171 |
| FMC | 2,200 | 147 |
| Monsanto | 11,400 | 1,116 |
| PPG Industries | 1,400 | 219 |
| Praxair | 3,800 | 446 |
| Rockwood Holdings | 3,600 | 230 |
| Sherwin-Williams | 4,900 | 845 |
| Sigma Aldrich | 800 | 66 |
| | | 3,584 |
| **Construction Materials 0.1%** | | |
| Vulcan Materials | 3,500 | 167 |
| | | 167 |
| **Containers & Packaging 0.4%** | | |
| Ball | 11,800 | 524 |
| | | 524 |
| **Metals & Mining 0.3%** | | |
| Carpenter Technology | 1,700 | 91 |
| Compass Minerals | 2,000 | 148 |
| Stillwater Mining (1)(2) | 6,500 | 74 |
| | | 313 |
| Total Materials | | 4,588 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On March 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended August 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at August 31, 2013, totaled $21,000 for the six months ended August 31, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2013, the value of loaned securities was $2,176,000, including securities sold but not yet settled which are not reflected in the accompanying portfolio of investments; the value of cash collateral and related investments was $2,251,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $13,601,000 and $10,980,000, respectively, for the six months ended August 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2013, the fund had $33,000 of available capital loss carryforwards.

At August 31, 2013, the cost of investments for federal income tax purposes was $80,767,000. Net unrealized gain aggregated $41,582,000 at period-end, of which $41,783,000 related to appreciated investments and $201,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2013, expenses incurred pursuant to these service agreements were $48,000 for Price Associates; $28,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2013